Execution Copy

THIRD AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

    This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made to be effective as of September 30, 2020, by and among HIGHWATER ETHANOL, LLC, a Minnesota limited liability company ("Borrower"), COMPEER FINANCIAL, PCA, a United States instrumentality f/k/a AgStar Financial Services, PCA, as administrative agent ("Agent") under the Credit Agreement (defined below), and the commercial, banking or financial institutions party hereto (collectively, the "Banks").

RECITALS

    A.    Borrower, Agent, and the Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of January 22, 2016, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 20, 2018, and further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 19, 2020 (as amended, the "Credit Agreement") pursuant to which the Banks agreed to make certain loans and to extend certain financial accommodations to Borrower (collectively, the "Loans"). Terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

    B.    Borrower, Agent and the Banks have agreed to execute this Amendment to correct the payment starting date set forth in Section 2.025(e), which was incorrectly stated the prior amendment to the Credit Agreement.

AGREEMENT

    NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Modification of Credit Agreement. As of the date of this Amendment:

a.    Section 2.025(e). Subsection 2.025(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

    (e)    Repayment of Term Loan. Beginning on January 1, 2021, and continuing on each Monthly Payment Date thereafter until the 2020 Term Loan Maturity Date, the Borrower shall pay to the Agent for the account of the Banks equal monthly principal installments of $250,000.00, plus all accrued interest on the 2020 Term Loan. The outstanding principal balance of the 2020 Term Loan, together with all accrued interest, if not paid sooner, shall be due and payable in full on the 2020 Term Loan Maturity Date.

b.    No Other Changes. Except as explicitly amended hereunder, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

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2.    Effect on Credit Agreement. Borrower hereby consents, acknowledges and agrees, to the amendments set forth herein and hereby confirms and ratifies in all respects the Credit Agreement and each other Loan Document to which it is a party (including, without limitation, the continuation of such Borrower's payment and performance obligations thereunder and the continuation and extension of the liens and security interests granted thereunder, in each case upon and after the effectiveness of this Amendment) and to the enforceability of each Loan Document against Borrower in accordance with its terms, except as may be limited by equitable principles relating to or limiting creditors' rights generally or by bankruptcy, insolvency, reorganization, moratorium or similar laws. The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and delivered in connection therewith.

3.    Conditions Precedent to Effectiveness of this Amendment. The obligations of Agent and Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

a.    this Amendment duly executed by Borrower, Agent and the Banks; and

b.    any other documents, instruments or agreements reasonably requested by Agent.

4.     Representations and Warranties of Borrower. Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.    Borrower has all requisite power and authority to execute and deliver this Amendment, and to perform all of its obligations under this Amendment, and the Credit Agreement as amended hereby, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms;

b.    The execution and delivery by Borrower of this Amendment, and the performance of this Amendment, and the Credit Agreement as amended hereby, have been duly authorized by all necessary limited liability company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or its organization or governance documents, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; and

c.    all of the representations and warranties contained in the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5.    References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in any of the other Loan

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Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

6.    No Waiver. The execution of this Amendment and any documents provided for herein or related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, or breach, default or event of default under any other Loan Document, whether or not known to Agent and whether or not existing on the date of this Amendment.

7.    Release. Borrower hereby absolutely and unconditionally releases and forever discharges Agent, Banks, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, counterclaims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, counterclaims, demands and causes of action are matured or unmatured or known or unknown.

8.    Costs and Expenses. Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Agent on demand for all costs and expenses incurred by Agent in connection with this Amendment and the other Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.

9.    Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed signature page counterpart to this Amendment via electronic transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. Any party delivering an executed counterpart signature page to this Amendment by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

[Signature pages immediately follow.]

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

HIGHWATER ETHANOL, LLC,
a Minnesota limited liability company

/s/ Brian Kletscher
By: Brian Kletscher
Its: Chief Executive Officer

[Signature page to Third Amendment to Second Amended and Restated Credit Agreement]

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AGENT:

COMPEER FINANCIAL, PCA,
a United States instrumentality, as administrative agent

/s/ Aaron Knewtson
By Aaron Knewtson
Its Vide President –Food and Agribusiness

[Signature page to Third Amendment to Second Amended and Restated Credit Agreement]

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BANK:

COMPEER FINANCIAL, PCA,
a United States instrumentality, as a Bank

/s/ Aaron Knewtson
By Aaron Knetwson
Its Vice President –Food and Agribusiness

[Signature page to Third Amendment to Second Amended and Restated Credit Agreement]

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BANK:

AgCountry FCS, PCA, as a Bank

/s/ Nicole Schwartz
By: Nicole Schwartz
Its: Market Vice President

[Signature page to Third Amendment to Second Amended and Restated Credit Agreement]

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